UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2026, Ashland Inc., a Delaware corporation (“Ashland”), entered into the Fifth Amendment (the “Fifth Amendment”) to the Receivables Purchase Agreement dated as of March 17, 2021 (as amended, the “RPA”) by and among Ashland, as initial servicer, CVG Capital III LLC, a bankruptcy-remote special purpose entity and subsidiary of Ashland (the “SPE”), PNC Bank, National Association (“PNC”), as administrative agent, PNC Capital Markets LLC, as structuring agent, and certain other persons from time to time named as parties thereto as purchasers, group agents, LC banks and LC participants.

Pursuant to the Fifth Amendment, the accounts receivable securitization facility under the RPA will provide for commitments of up to $70 million through the RPA’s termination date, which has been extended to July 28, 2028. Previously, the Fourth Amendment to the RPA, dated September 13, 2024, provided commitments of up to $80 million from September 13, 2024 through (and including) December 31, 2024, and up to $70 million from January 1, 2025 through the RPA’s termination date of September 11, 2026.

The Fifth Amendment also makes certain other updates to the RPA consistent with current market standards.

The foregoing summary of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Receivables Purchase Agreement, which was filed as Exhibit 10.2 to Ashland’s Current Report on Form 8-K on March 18, 2021, both of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in and incorporated into Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Fifth Amendment to the Receivables Purchase Agreement dated as of July 30, 2026, by and among Ashland Inc., as initial servicer, CVG Capital III LLC, a bankruptcy-remote special purpose entity and subsidiary of Ashland, PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as structuring agent, and certain other persons from time to time named as parties thereto as purchasers, group agents, LC banks and LC participants*

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Schedules to the Second Amended and Restated Credit Agreement are on file with the Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.

Date:	July 31, 2026	By:	/s/ William C. Whitaker
William C. Whitaker Senior Vice President and Chief Financial Officer